SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K
                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                          July 28, 2003 (July 16, 2003)
                          -----------------------------


                                 CNE Group, Inc.
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               (Exact Name of Registrant as Specified in Charter)



              Delaware                   1-9224                  56-2346563
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(State or Other Jurisdiction      (Commission File Number)    (I.R.S. Employer
     of Incorporation)                                       Identification No.)


200 West 57th Street, Suite 507
      New York, New York                                                10019
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(Address of Principal Executive Offices)                              (Zip Code)


                                  212-977-2200
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               Registrant's telephone number, including area code


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          (Former name or former address, if changed since last report)

Item 5.           Other Information
-----------------------------------

Pursuant to a Letter dated July 16, 2003, the Internal Revenue Service ("IRS") has accepted the Offer In Compromise dated April 24, 2003 from CareerEngine Network, Inc. ("CareerEngine"), a wholly-owned subsidiary of the Registrant. CareerEngine offered the IRS a payment of $50,000 to be made within 90 days after the date of the IRS's acceptance, in full satisfaction of the IRS's Tax Assessment and related interest and penalties thereon against CareerEngine of approximately $950,000 as of the date of this Form 8K.

On July 22, 2003, CareerEngine made an initial payment of $30,000 towards the $50,000 accepted offer. CareerEngine intends to make the remaining $20,000 payment on or before October 14, 2003.



Forward Looking Statements
--------------------------

Certain statements in this Form 8-K constitute "forward-looking statements" relating to the Registrant and its subsidiaries within the meaning of the Private Securities Litigation Reform Act of 1995. All statements regarding future events, our financial performance and operating results, our business strategy and our financing plans are forward-looking statements. In some cases you can identify forward-looking statements by terminology, such as "may," "will," "would," "should," "could," "expect," "intend," "plan," "anticipate," "believe," "estimate," "predict," "potential," or "continue," the negative of such terms or other comparable terminology. These statements are only predictions. Known and unknown risks, uncertainties and other factors could cause actual results to differ materially from those contemplated by the statements. In evaluating these statements, you should specifically consider various factors that may cause our actual results to differ materially from any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                CNE GROUP, INC.



Date:  July 28, 2003                    By:  /S/George W. Benoit
       -------------                         -----------------------------------
                                             George W. Benoit,
                                             Chairman of the Board of Directors
                                             and Chief Executive Officer